UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 26, 2003

DIEDRICH COFFEE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21203	33-0086628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2144 Michelson Drive Irvine, California 92612
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (949) 260-1600

Item 12.  Results of Operations and Financial Condition.

On September 26, 2003, Diedrich Coffee, Inc. issued a press release regarding the financial results for its fiscal fourth quarter and fiscal year end.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2003	DIEDRICH COFFEE, INC.

	By:	/s/ Matthew C. McGuinness
Matthew C. McGuinness
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release